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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) December 23, 2002
                                                     ---------------------------

     ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2002-10)


                  ABN AMRO MORTGAGE CORPORATION SERIES 2002-10
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                 333-73036                               36-3886007
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         (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)



135 SOUTH LASALLE STREET, CHICAGO, ILLINOIS                 60603
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (312) 904-2000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                181 WEST MADISON STREET, CHICAGO, ILLINOIS 60602
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5. OTHER EVENTS.

     On December 23, 2002, the Registrant caused the issuance and sale of approximately $699,921,913 initial principal amount of Mortgage Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 2002, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

     In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Thacher Proffitt & Wood with respect to tax matters.








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              ITEM 601(A) OF
              REGULATION S-K
              EXHIBIT NO.                   DESCRIPTION
              -----------                   -----------
                  8.1                       Opinion Letter re: tax matters







                                       -3-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ABN AMRO MORTGAGE CORPORATION
                                           (Registrant)


                                          By:      /s/ Maria Fregosi
                                                  ----------------------------
                                          Name:   Maria Fregosi
                                          Title:  Vice President

Dated:   January 27, 2003





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                                INDEX OF EXHIBITS




              ITEM 601(A) OF                 SEQUENTIALLY
              REGULATION S-K                 NUMBERED
              EXHIBIT NO.                    DESCRIPTION
              -----------                    -----------
              8.1                            Opinion Letter re: tax matters